Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual report of Workhorse Group Inc. (the "Company") on Form 10KQ for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott Griffith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2026	/s/ Scott Griffith
Scott Griffith, Chief Executive Officer (Principal Executive Officer)